UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the items presented at Viacom Inc.’s (the “Company”) Annual Meeting of Stockholders held on March 14, 2016, as certified by the Company’s independent inspector of election, are set forth below. Each of items 1 and 2 received the affirmative vote of the holders of a majority of the aggregate voting power of the Viacom Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore approved pursuant to the Company’s Amended and Restated Bylaws. Item 3 received the negative vote of the holders of a majority of the aggregate voting power of the Viacom Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore not approved pursuant to the Company’s Amended and Restated Bylaws. A total of 48,694,756 shares of Class A Common Stock, representing approximately 98.5% of the Class A shares outstanding, were represented at the meeting.

1.	Election of Directors:
		For	Withheld	Broker Non-Votes
	George S. Abrams	46,608,874	300,225	1,785,657
	Philippe P. Dauman	46,584,710	324,389	1,785,657
	Thomas E. Dooley	46,611,250	297,849	1,785,657
	Cristiana Falcone Sorrell	46,308,304	600,795	1,785,657
	Blythe J. McGarvie	45,115,936	1,793,163	1,785,657
	Deborah Norville	45,096,618	1,812,481	1,785,657
	Charles E. Phillips, Jr.	45,133,667	1,775,432	1,785,657
	Shari Redstone	46,609,580	299,519	1,785,657
	Sumner M. Redstone	46,511,942	397,157	1,785,657
	Frederic V. Salerno	45,087,496	1,821,603	1,785,657
	William Schwartz	45,124,444	1,784,655	1,785,657

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for fiscal year 2016:

	For	Against	Abstentions
	48,618,354	63,475	12,927

3.	Stockholder proposal requesting that the Board of Directors take steps to adopt a recapitalization plan for all outstanding stock to have one vote per share:

	For	Against	Abstentions	Broker Non-Votes
	2,050,599	44,838,576	19,924	1,785,657

Section 8 – Other Events

Item 8.01	Other Events.

 On March 16, 2016, the Company issued the press release furnished herewith as Exhibit 99, announcing that its Board of Directors has created the position of Lead Independent Director and that the Company’s independent directors have elected Frederic V. Salerno to the newly created position.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as part of this Report on Form 8-K:

	Exhibit No.	Description of Exhibit

	99	Press release of Viacom Inc. dated March 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: March 16, 2016

Exhibit Index

Exhibit No.	Description of Exhibit

99	Press release of Viacom Inc. dated March 16, 2016.